Exhibit 99.1

Bowman Announces Fiscal Year 2023 Financial Results

Reston, Va., March 11, 2024 (BUSINESS WIRE) – Bowman Consulting Group Ltd. (Nasdaq: BWMN) (“Bowman” or the “Company”), a national engineering and infrastructure services firm supporting owners and developers of the built environment, today released financial results for the fiscal year ended December 31, 2023.

“This past year we surpassed $300 million in net service billing representing nearly 30% year-over-year growth and approximately 31% compound annual growth since 2020, the year before our May 2021 initial public offering,” said Gary Bowman, Chairman and CEO of Bowman. “We remain focused on becoming one of the 50 largest domestic engineering firms and are continually working to optimize the utilization of our resources as we advance toward this goal. Our pipeline of opportunities, including both new and existing customer assignments and prospective acquisitions, is healthy, and the significant public funding available for infrastructure projects provides a positive outlook for the future.”

“During 2023 we completed 11 acquisitions representing approximately $60 million in annualized net service billing,” continued Bowman. “We added new customers and grew our relationships with existing customers while expanding our geographic footprint and increasing our ability to gain both market-share and wallet-share through the introduction of adjacent service offerings and leading-edge geospatial solutions. We remain committed to our fully integrated operating model as we continue to weave together a diverse mix of acquired organizations into one common culture. We are confident about our long-term prospects and believe our approach to growth will continue to deliver shareholder value.”

Financial highlights for the three months ended December 31, 2023, compared to December 31, 2022:

•	Gross contract revenue of $93.0 million, compared to $75.6 million, a 23% increase

•	Year-over-year organic gross contract revenue growth[1] of 6%

•	Net service billing[2] of $80.5 million, compared to $66.2 million, a 22% increase

•	Year-over-year organic net service billing growth of 4%

•	Net loss of $7.7 million, compared to net income of $0.5 million

•	Adjusted EBITDA[2] of $11.2 million, compared to $9.4 million, a 19% increase

•	Adjusted EBITDA margin, net [2] of 14.0% compared to 14.2%, a 20 bps decrease

•	Gross backlog[2] of $306 million, compared to $243 million, a 26% increase

Financial highlights for fiscal year 2023, compared to fiscal year 2022:

•	Gross contract revenue of $346.3 million, compared to $261.7 million, a 32% increase

•	Year-over-year organic gross contract revenue growth[1] of 21%

•	Net service billing[2] of $304.0 million, compared to $235.2 million, a 29% increase

•	Year-over-year organic net service billing growth of 18%

•	Net loss of $6.6 million, compared to a net income of $5.0 million

•	Adjusted EBITDA[2] of $47.0 million, compared to $34.0 million, a 38% increase

•	Adjusted EBITDA margin, net [2] of 15.5% compared to 14.5%, a 100 bps increase

Impact of IRC Section 174 Research & Development Tax Expense Deductibility

The Tax Cuts and Jobs Act (“TCJA”) drastically altered IRC Section 174 and the treatment of Research and Experimental (“R&E”) expenditures for tax years beginning after December 31, 2021. Prior to this alteration, under IRC Sec. 174 businesses were permitted to deduct the full amount of R&E expenditures as an expense in the taxable year in which they were incurred. As amended, IRC Sec. 174 eliminated the ability for U.S. businesses to deduct their R&E expenditures as an expense, instead requiring businesses to capitalize these expenses and amortize them over a period of five years resulting in acceleration of tax remittance. The Company maintains an uncertain tax position (“UTP”) with respect to its position that its R&E expenses are not subject to the altered IRC Sec. 174 treatment based on specific facts and circumstances. The Company’s tax expense for the three months ended December 31, 2023 and full-year 2023 include a $4.6 million accrual relating to the UTP and the Company is carrying approximately $38 million of associated deferred tax assets. On January 31, 2024, the US House of Representatives passed HR 7024, the Tax Relief for American Families and Workers Act of 2024, on a bi-partisan basis, which, among other things, restores U.S. taxpayers’ ability to deduct currently, and retroactively, domestic R&E costs paid or incurred in tax years beginning after December 31, 2021, and before January 1, 2026. If HR 7024 is adopted by the U.S. Senate and the President, the Company would reverse its UTP related liability, tax expense and deferred tax assets.

Activity Under Stock Repurchase Program:

In November 2022, the Company’s Board of Directors authorized a stock repurchase program (“2022 Stock Repurchase Program”) to repurchase up to $10.0 million of the Company’s common stock. As previously disclosed, during the twelve months ended December 31, 2023 the Company repurchased a total of 28,704 shares of its common stock at an average price of $25.94. The 2022 Stock Repurchase Program expired on November 10, 2023. On November 17, 2023, the Company’s Board of Directors authorized a new $10.0 million repurchase program (“2023 Stock Repurchase Program”). As of March 11, 2024, the Company has $10.0 million remaining under the 2023 Stock Repurchase Program.

Non-GAAP Adjusted Earnings per Share:

In connection with the release of financial results for the three and nine months ended September 30, 2023, the Company introduced the new non-GAAP financial metric of adjusted earnings per share (“Adjusted EPS”). To calculate Adjusted EPS, the Company adds back non-reoccurring expenses specific to acquisitions, non-cash stock compensation expense associated with pre-IPO grants, and other expenses not in the ordinary course of business. With respect to the elimination of any non-cash stock compensation expense, the Company computes an adjusted tax expense or benefit which accounts for the elimination of any periodic windfall or shortfall tax effects resulting from the difference between grant date fair value and vest date value. With respect to all other eliminations, the Company applies its average marginal statutory tax rate, currently 25.6%, to derive the tax adjustment associated with the elimination of these expenses. A reconciliation of non-GAAP Adjusted EPS to GAAP EPS, both basic and diluted, is included with this press release for reference.

For the three months ended December 31, 2023, compared to December 31, 2022:

•	Basic Adjusted EPS was $0.33 compared to $0.44

•	Diluted Adjusted EPS was $0.31 compared to $0.41

For the twelve months ended December 31, 2023, compared to December 31, 2022:

•	Basic Adjusted EPS was $1.12 compared to $1.46

•	Diluted Adjusted EPS was $1.03 compared to $1.36

Updating FY 2024 Guidance

The Company is adjusting its full year 2024 outlook for net service billing2 to be in the range of $363 to $378 million and Adjusted EBITDA2 in the range of $59 to $65 million. The current outlook for 2024 is based on completed acquisitions as of the date of this release and does not include contributions from any future acquisitions. Management discusses the Company’s acquisition pipeline and its prospective impact during regularly scheduled earnings calls.

“Our 2024 forecast assumes uneven growth in net service billing from first to third quarter with an accommodation for a modest seasonal impact during the fourth quarter,” said Bruce Labovitz, Chief Financial Officer at Bowman. “Generally speaking, we have found that it can take acquisitions a couple of months to return to normal net service billing levels due to the unusual demands of immediate post-closing integration. We reiterate that when acquisitions are added to guidance, we include a pro-rated amount of announced annualized net service billing run rate that is based on the timing of closing and anticipated integration related revenue disruptions”

Q4 2023 Earnings Webcast

Bowman will host an earnings webcast to discuss the results of the quarter as follows:

Date:	March 12, 2024

Time:	9:00 a.m. Eastern Time

Hosts:	Gary Bowman, Chairman and CEO and Bruce Labovitz, Chief Financial Officer

Where:	http://investors.bowman.com

[1]	Includes reclassification of 2022 Q4 acquisitions as organic revenue.
[2]	Non-GAAP financial metrics the Company believes offer valuable perspective on results of operations. See Non-GAAP tables below for reconciliations.

About Bowman Consulting Group Ltd.

Headquartered in Reston, Virginia, Bowman is a national engineering services firm delivering infrastructure solutions to customers who own, develop, and maintain the built environment. With over 2,000 employees and more than 90 offices throughout the United States, Bowman provides a variety of planning, engineering, geospatial, construction management, commissioning, environmental consulting, land procurement and other technical services to customers operating in a diverse set of regulated end markets. Bowman trades on the Nasdaq under the symbol BWMN. For more information, visit bowman.com or investors.bowman.com.

Investor Relations Contacts:

Bruce Labovitz	Betsy Patterson
ir@bowman.com	ir@bowman.com
(703) 464-1029	(310) 622-8227

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. All statements contained in this press release other than statements of historical fact, including statements regarding our future results of operations and financial position, business strategy and plans and objectives for future operations, are forward-looking statements and represent our views as of the date of this press release. The words “anticipate”, “believe”, “continue”, “estimate”, “expect”, “intend”, “may”, “will”, “goal” and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives and financial needs, These forward-looking statements are subject to several assumptions and risks and uncertainties, many of which involve factors or circumstances that are beyond our control that could affect our financial results. The Company cautions that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by the forward-looking statements contained in this news release. Such factors include: (a) changes in demand from the local and state government and private clients that we serve; (b) general economic conditions, nationally and globally, and their effect on the market for our services; (c) competitive pressures and trends in our industry and our ability to successfully compete with our competitors; (d) changes in laws, regulations, or policies; and (e) the “Risk Factors” set forth in the Company’s most recent SEC filings. Considering these risks, uncertainties and assumptions, the future events and trends discussed in this press release may not occur and actual results could differ materially and adversely from those anticipates or implied in any forward-looking statements. Except as required by law, we are under no obligation to update these forward-looking statements after the date of this press release, or to update the reasons if actual results differ materially from those anticipated in the forward-looking statements.

Non-GAAP Financial Measures and Other Key Metrics

We supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, with certain non-GAAP financial measures, as described below, to help represent, explain, and understand our operating performance. These non-GAAP financial measures may be different than similarly referenced measures used by other companies. The non-GAAP measures are intended to enhance investors’ overall understanding and evaluation of our financial performance and should not be considered a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. We present these non-GAAP financial measures to assist investors in seeing our financial performance in a manner more aligned with management’s view and believe these measures provide additional tools by which investors can evaluate our core financial performance over multiple periods relative to other companies in our industry. Reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures are included in the financial tables accompanying this press release.

BOWMAN CONSULTING GROUP LTD.

CONSOLIDATED BALANCE SHEETS

(Amounts in thousands except per share data)

	December 31, 2023	December 31, 2022
ASSETS
Current Assets
Cash and equivalents	$20,687	$13,282
Accounts receivable, net	87,565	64,443
Contract assets	33,520	16,321
Notes receivable - officers, employees, affiliates, current portion	1,199	1,016
Prepaid and other current assets	11,806	7,068

Total current assets	154,777	102,130
Non-Current Assets
Property and equipment, net	27,601	25,104
Operating lease, right-of-use assets	40,743	30,264
Goodwill	96,393	53,210
Notes receivable	903	903
Notes receivable - officers, employees, affiliates, less current portion	1,119	1,417
Other intangible assets, net	46,294	27,950
Deferred tax asset, net	33,780	13,759
Other assets	1,175	1,020

Total Assets	$402,785	$255,757

LIABILITIES AND EQUITY
Current Liabilities
Bank line of credit	45,290	—
Accounts payable and accrued liabilities, current portion	44,394	40,293
Contract liabilities	7,481	6,370
Notes payable, current portion	13,989	10,168
Operating lease obligation, less current portion	9,016	6,949
Finance lease obligation, current portion	6,586	5,297

Total current liabilities	126,756	69,077
Non-Current Liabilities
Other non-current obligations	42,288	356
Notes payable, less current portion	13,738	16,276
Operating lease obligation, less current portion	37,660	28,087
Finance lease obligation, less current portion	14,408	14,254
Pension and post-retirement obligation, less current portion	4,654	4,848

Total liabilities	$239,504	$132,898

Shareholders’ Equity
Preferred Stock, $0.01 par value; 5,000,000 shares authorized, no shares issued and outstanding as of December 31, 2023 and 2022	—	—
Common stock, $0.01 par value; 30,000,000 shares authorized as of December 31, 2023 and 2022; 17,694,495 shares issued and 15,094,278 outstanding, and 15,949,805 shares issued and 13,556,550 outstanding as of December 31, 2023 and 2022, respectively	177	159
Additional paid-in-capital	215,420	162,922
Treasury stock, at cost; 2,393,255 and 2,201,289, respectively	(26,410)	(20,831)
Accumulated other comprehensive income	590	578
Stock subscription notes receivable	(76)	(173)
Accumulated deficit	(26,420)	(19,796)

Total shareholders’ equity	$163,281	$122,859

TOTAL LIABILITIES AND EQUITY	$402,785	$255,757

BOWMAN CONSULTING GROUP LTD.

CONSOLIDATED INCOME STATEMENTS

(Amounts in thousands except per share data)

	For the Three Months Ended December 31,		For the Year Ended December 31,
	2023	2022	2023	2022
Gross Contract Revenue	$92,969	$75,609	$346,256	$261,714
Contract costs: (exclusive of depreciation and amortization below)
Direct payroll costs	33,679	26,753	127,961	100,076
Sub-consultants and expenses	12,453	9,424	42,262	26,510

Total contract costs	46,132	36,177	170,223	126,586

Operating Expenses:
Selling, general and administrative	44,655	34,993	158,377	117,839
Depreciation and amortization	5,939	3,901	18,723	12,251
Gain on sale	(64)	(39)	(411)	(82)

Total operating expenses	50,530	38,855	176,689	130,008

(Loss) Income from operations	(3,693)	577	(656)	5,120

Other expense	1,939	1,297	5,791	3,384

(Loss) Income before tax expense	(5,632)	(720)	(6,447)	1,736
Income tax (benefit)	2,078	(1,190)	177	(3,269)

Net (loss) income	$(7,710)	$470	$(6,624)	$5,005

Earnings allocated to non-vested shares	—	67	—	783

Net (loss) income attributable to common shareholders	$(7,710)	$403	$(6,624)	$4,222

(Loss) Earnings per share
Basic	$(0.59)	$0.03	$(0.53)	$0.39
Diluted	$(0.59)	$0.03	$(0.53)	$0.37
Weighted average shares outstanding:
Basic	13,043,111	11,538,128	12,490,914	10,887,620
Diluted	13,043,111	12,234,109	12,490,914	11,683,758

BOWMAN CONSULTING GROUP LTD.

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the Year Ended December 31,
	2023	2022

Cash Flows from Operating Activities:
Net (Loss) Income	$(6,624)	$5,005
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization - property, plant and equipment	9,732	8,363
Amortization of intangible assets	8,991	3,888
Gain on sale of assets	(411)	(82)
Bad debt	515	742
Stock based compensation	24,738	15,097
Deferred taxes	(25,529)	(18,049)
Accretion of discounts on notes payable	642	258
Changes in operating assets and liabilities
Accounts receivable	(13,559)	(13,779)
Contract assets	(10,866)	(4,575)
Prepaid expenses and other assets	143	(2,126)
Accounts payable and accrued expenses	27,728	15,802
Contract liabilities	(3,778)	(1,374)

Net cash provided by operating activities	11,722	9,170
Cash Flows from Investing Activities:
Purchases of property and equipment	(2,093)	(902)
Proceeds from sale of assets	411	35
Amounts advanced under loans to shareholders	—	(5)
Payments received under loans to shareholders	115	49
Acquisitions of businesses, net of cash acquired	(25,687)	(18,035)
Collections under stock subscription notes receivable	98	104

Net cash used in investing activities	(27,156)	(18,754)

Cash Flows from Financing Activities:
Proceeds from common stock offering, net of underwriting discounts and commissions and other offering costs	—	15,475
Borrowings under revolving credit facility	45,290	—
Repayments under fixed line of credit	(430)	(734)
Repayment under notes payable	(11,237)	(4,595)
Payments on finance leases	(6,782)	(6,027)
Payments for purchase of treasury stock	(4,833)	(3,343)
Repurchases of common stock	(745)	—
Proceeds from issuance of common stock	1,576	1,471

Net cash provided by financing activities	22,839	2,247

Net increase (decrease) in cash and cash equivalents	7,405	(7,337)

Cash and cash equivalents, beginning of period	13,282	20,619

Cash and cash equivalents, end of period	$20,687	$13,282

Supplemental disclosures of cash flow information:
Cash paid for interest	$4,212	$1,896

Cash paid for income taxes	$1,133	$400

Non-cash investing and financing activities
Property and equipment acquired under finance lease	$(8,246)	$(8,118)

Note payable converted to common shares	$(1,343)	$—

Issuance of notes payable for acquisitions	$(13,650)	$(19,089)

Issuance of contingent consideration	$(8,909)	$(487)

BOWMAN CONSULTING GROUP LTD.

RECONCILIATION OF EPS TO ADJUSTED EPS

(Amounts in thousands except per share data)

	For the Three Months Ended December 31,		For the Year Ended December 31,
	2023	2022	2023	2022
Net (loss) income (GAAP)	$(7,710)	$470	$(6,624)	$5,005
+ tax expense (benefit) (GAAP)	2,078	(1,190)	177	(3,269)

(Loss) Income before tax expense (GAAP)	$(5,632)	$(720)	$(6,447)	$1,736
+ acquisition related expenses	2,849	978	5,025	2,414
+ amortization of intangibles	3,378	1,904	8,991	3,888
+ non-cash stock comp related to pre-IPO	1,747	1,879	6,955	7,992
+ other non-core expenses	249	439	923	654

Adjusted income before tax expense	$2,591	$4,480	$15,447	$16,684
Adjusted income tax (benefit)	(2,285)	(1,394)	(620)	(2,216)

Adjusted net income	$4,876	$5,874	$16,067	$18,900

Adjusted earnings allocated to non-vested shares	584	837	2,028	2,955

Adjusted net income attributable to common shareholders	$4,292	$5,037	$14,039	$15,945

(Loss) Earnings per share (GAAP)
Basic	$(0.59)	$0.03	$(0.53)	$0.39
Diluted	$(0.59)	$0.03	$(0.53)	$0.37
Adjusted earnings per share (Non-GAAP)
Basic	$0.33	$0.44	$1.12	$1.46
Diluted	$0.31	$0.41	$1.03	$1.36
Weighted average shares outstanding
Basic	13,043,111	11,538,128	12,490,914	10,887,620
Diluted	13,984,138	12,234,109	13,681,711	11,683,758

Basic Adjusted Earnings Per Share Summary - Non-GAAP	For the Three Months Ended December 31,		For the Year Ended December 31,
	2023	2022	2023	2022
(Loss) Earnings per share (GAAP)	$(0.59)	$0.03	$(0.53)	$0.39
Pre-tax basic per share adjustments	$0.79	$0.35	$1.78	$1.14

Adjusted earnings per share before tax expense	$0.20	$0.38	$1.25	$1.53
Tax (benefit) per share adjustment	$(0.18)	$(0.12)	$(0.04)	$(0.20)

Adjusted earnings per share - adjusted net income	$0.38	$0.50	$1.29	$1.73

Adjusted earnings per share allocated to non-vested shares	$0.05	$0.06	$0.17	$0.27

Adjusted earnings per share attributable to common shareholders	$0.33	$0.44	$1.12	$1.46

Diluted Adjusted Earnings Per Share Summary - Non-GAAP	For the Three Months Ended December 31,		For the Year Ended December 31,
	2023	2022	2023	2022
(Loss) Earnings per share (GAAP)	$(0.59)	$0.03	$(0.53)	$0.37
Pre-tax diluted per share adjustments	$0.78	$0.34	$1.66	$1.06

Adjusted earnings per share before tax expense	$0.19	$0.37	$1.13	$1.43
Tax (benefit) per share adjustment	$(0.16)	$(0.11)	$(0.05)	$(0.19)

Adjusted earnings per share - adjusted net income	$0.35	$0.48	$1.18	$1.62

Adjusted earnings per share allocated to non-vested shares	$0.04	$0.07	$0.15	$0.26

Adjusted earnings per share attributable to common shareholders	$0.31	$0.41	$1.03	$1.36

BOWMAN CONSULTING GROUP LTD.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

(Amounts in thousands except per share data)

Combined Statement of Operations Reconciliation	For the Three Months Ended December 31,		For the Year Ended December 31,
	2023	2022	2023	2022
Gross contract revenue	$92,969	$75,609	$346,256	$261,714
Contract costs (exclusive of depreciation and amortization)	46,132	36,177	170,223	126,586
Operating expense	50,530	38,855	176,689	130,008

(Loss) Income from operations	(3,693)	577	(656)	5,120
Other expense	1,939	1,297	5,791	3,384
Income tax expense (benefit)	2,078	(1,190)	177	(3,269)

Net (loss) income	$(7,710)	$470	$(6,624)	$5,005

Net margin	(8.3)%	0.6%	(1.9)%	1.9%
Other financial information [1]
Net service billing	$80,516	$66,185	$303,994	$235,204
Adjusted EBITDA	11,249	9,415	47,031	34,022
Adjusted EBITDA margin, net	14.0%	14.2%	15.5%	14.5%

Gross Contract Revenue to Net Service Billing Reconciliation	For the Three Months Ended December 31,		For the Year Ended December 31,
	2023	2022	2023	2022
Gross contract revenue	$92,969	$75,609	$346,256	$261,714
Less: sub-consultants and other direct expenses	12,453	9,424	42,262	26,510

Net service billing	$80,516	$66,185	$303,994	$235,204

Adjusted EBITDA Reconciliation	For the Three Months Ended December 31,		For the Year Ended December 31,
	2023	2022	2023	2022
Net Service Billing	$80,516	$66,185	$303,994	$235,304
Net (loss) income	$(7,710)	$470	$(6,624)	$5,005
+ interest expense	1,795	1,234	5,340	2,457
+ depreciation & amortization	5,939	3,901	18,723	12,251
+ tax (benefit) expense	2,078	(1,190)	177	(3,269)

EBITDA	$2,102	$4,415	$17,616	$16,444
+ non-cash stock compensation	6,504	3,922	24,984	15,409
+ settlements and other non-core expenses	310	439	1,170	654
+ acquisition expenses	2,333	639	3,261	1,515

Adjusted EBITDA	$11,249	$9,415	$47,031	$34,022
Adjusted EBITDA margin, net	14.0%	14.2%	15.5%	14.5%

[1]	Non-GAAP financial metrics the Company believes offer valuable perspective on results of operations. See Non-GAAP tables below for reconciliations.

BOWMAN CONSULTING GROUP LTD.

GROSS CONTRACT REVENUE COMPOSITION

(Unaudited)

(dollars in thousands)	For the Three Months Ended December 31,
Consolidated Gross Revenue	2023	%	2022	%	Change	%
Building Infrastructure	49,967	53.7%	44,338	58.6%	5,629	12.7%
Transportation	21,202	22.8%	18,382	24.3%	2,820	15.3%
Power and Utilities	16,684	17.9%	8,302	11.0%	8,382	101.0%
Emerging Markets[1]	5,116	5.6%	4,587	6.1%	529	11.5%

Total	92,969	100.0%	75,609	100.0%	17,360	23.0%

(dollars in thousands)	For the Year Ended December 31,
Consolidated Gross Revenue	2023	%	2022	%	Change	%
Building Infrastructure	194,867	56.3%	170,431	65.1%	24,436	14.3%
Transportation	72,829	21.0%	44,846	17.1%	27,983	62.4%
Power and Utilities	64,156	18.5%	32,672	12.5%	31,484	96.4%
Emerging Markets[1]	14,404	4.2%	13,765	5.3%	639	4.6%

Total	346,256	100.0%	261,714	100.0%	84,542	32.3%

(dollars in thousands)	For the Three Months Ended December 31,
Organic v Acquired Revenue [2]	2023	%	2022	%	Change	% Change
Baseline organic revenue	79,974	86.0%	75,609	100.0%	4,366	5.8%
Acquired revenue	12,995	14.0%	—	n/a	n/a	n/a

Total	92,969	100.0%	75,609	100.0%	4,366	5.8%

(dollars in thousands)	For the Year Ended December 31,
Organic v Acquired Revenue [2]	2023	%	2022	%	Change	% Change
Baseline organic revenue	315,759	91.2%	261,714	100.0%	54,045	20.7%
Acquired revenue	30,497	8.8%	—	n/a	n/a	n/a

Total	346,256	100.0%	261,714	100.0%	54,045	20.7%

[1]	represents environmental, mining, water resources and other.
[2]	After four quarters post-closing, acquired revenue is reclassified as organic; this results in a change from previously reported numbers.

BOWMAN CONSULTING GROUP LTD.

GROSS BACKLOG BY CATEGORY AT DECEMBER 31, 2023

(Unaudited)

Category	Percentage
Building Infrastructure	55%
Transportation	24%
Power and Utilities	17%
Emerging Markets	4%

TOTAL	100%